FIRST EAGLE FUNDS

First Eagle Gold Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED NOVEMBER 1, 2013
TO PROSPECTUS DATED MARCH 1, 2013

The listing of portfolio managers that appears under the heading “Fund Management” should read as follows.

Rachel Benepe and Matthew McLennan have served as the Gold Fund’s Portfolio Managers since February 2009 and March 2013, respectively. Mr. McLennan also has been Head of the First Eagle Global Value team since September 2008. Ms. Benepe is presently on a Family and Medical Leave Act leave of absence.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2013. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management”.